                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

            Current Report Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                               October 6, 1998
                               ---------------

                        JEAN PHILIPPE FRAGRANCES, INC.
            (Exact name of Registrant as specified in its charter)

                        Commission File Number 0-16469
                                               -------

               Delaware                              13-3275609
               --------                              ----------
   (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)                Identification No.)

                  551 Fifth Avenue, New York, New York 10176
                  ------------------------------------------
                   (Address of Principal Executive Offices)

                                (212) 983-2640
                                --------------
             (Registrant's Telephone number, including area code)

Item 5.  Other Events.

         The press release of the Registrant dated October 6, 1998, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein.

Item 7.  Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated October 6, 1998

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated:  October 6, 1998
                                        Jean Philippe Fragrances, Inc.

                                        By: /s/ Russell Greenberg
                                            ---------------------------
                                            Russell Greenberg,
                                            Executive Vice President

                                      2